Exhibit 99.2

EARNEST MONEY ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Agreement”), dated as of August 30, 2005, is entered into by and among TRI-S SECURITY CORPORATION, a Georgia corporation (the “Purchaser”), THE CORNWALL GROUP, INC., a Florida corporation (the “Company”), DAVID SHOPAY, as Shareholder Representative (the “Shareholder Representative”), and BERMAN RENNERT VOGEL & MANDLER, P.A., as escrow agent (the “Escrow Agent”).  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the “Purchase Agreement” (as hereinafter defined).

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement by and among the Purchaser and the Shareholders dated as of August 30, 2005 (the “Purchase Agreement”), the Purchaser will purchase all of the outstanding capital stock of the Company from the Shareholders;

WHEREAS, pursuant to the Purchase Agreement, the Shareholder Representative has been appointed as the true and lawful attorney-in-fact of the Shareholders to act for and on behalf of the Shareholders in all matters relating to or arising out of the Purchase Agreement, including, without limitation, this Agreement;

WHEREAS, pursuant to the Purchase Agreement, Purchaser has agreed to deposit the sum of One Hundred Thousand Dollars ($100,000.00) (the “Initial Earnest Money Amount”) upon the execution of the Purchase Agreement, and the Purchaser may, at its option, deposit an additional sum of One Hundred Thousand Dollars ($100,000.00) (the “Additional Earnest Money Amount” and together, with the Initial Earnest Money Amount, the “Escrow Amount”), with Escrow Agent subject to the terms and conditions of this Agreement; and

WHEREAS, the Parties desire that the Escrow Agent act as escrow agent in accordance with the terms hereof, and the Escrow Agent is willing to act in such capacity;

NOW, THEREFORE, in consideration of the premises and covenants and agreements stated herein, the Parties, intending to be legally bound, hereby agree as follows:

1.                                       Escrow Agent Appointment.  The Purchaser, the Company and the Shareholder Representative hereby appoint and designate Berman Rennert Vogel & Mandler, P.A. as the Escrow Agent to receive, hold and distribute the Escrow Fund (as defined below) in accordance with the terms of this Agreement.  The Escrow Agent hereby accepts its appointment as the Escrow Agent and agrees to hold, administer, invest and disburse the Escrow Amount and any subsequent deposits thereto and any income interest or other amounts received thereon (together with the Escrow Amount, the “Escrow Fund”) in accordance with the terms of this Agreement.  The Escrow Agent shall have no obligation or responsibilities in connection with the Purchase Agreement or any other agreement between any of the parties to the Purchase Agreement, other than this Agreement.

2.                                       Establishment of Escrow. Following the execution of this Agreement, Purchaser shall deliver the Initial Earnest Money Amount with the Escrow Agent on the date hereof and may, at its option, deliver the Additional Earnest Money Amount on or prior to the Initial Expiration Date pursuant to the terms of the Purchase Agreement.  Upon receipt of each of the Initial Earnest Money Amount and the Additional Earnest Money Amount, Escrow Agent shall provide the Purchaser, the Company and the Shareholder Representative with notice thereof.

3.                                       Disbursement of Escrow Fund. Escrow Agent shall disburse the Escrow Fund, in whole or in part, in accordance with the terms of the Purchase Agreement.  If the all or a portion of the Escrow Fund is forfeited pursuant to Section 3.5 of the Purchase Agreement, then the Escrow Agent shall disburse the Escrow Fund as follows: (i) first, to cover all out-of-pocket expenses incurred by the Escrow Agent; and (ii) second, to the Company.

4.                                       Establishment of Escrow.  Following the execution of this Agreement, the Initial Earnest Money Amount will be delivered by the Purchaser to the Escrow Agent by wire transfer of immediately available funds.  The Escrow Agent hereby agrees, upon receipt of the Initial Earnest Money Amount, to act as escrow agent and to hold, safeguard and disburse the Escrow Fund pursuant to the terms and conditions hereof.  Escrow Agent is directed to place the Escrowed Funds in an interest bearing account maintained at Bank of America or other national bank.  Accrued interest shall accumulate and constitute a part of the Escrowed Funds.

5.                                       Resolution of Disputes.

(a)                                  Escrow Agent to Retain Funds.  In the event of any dispute between the Purchaser, the Company and Shareholders regarding the subject matter of this escrow, or in the event Escrow Agent shall receive conflicting demands or instructions with respect thereto, Escrow Agent may withhold disbursement or delivery of the subject matter of this escrow to either party until Escrow Agent receives either: (i) joint written instructions from Purchaser, the Company and the Shareholder’s Representative with respect to the disbursement or delivery of the subject matter of this escrow; or (ii) an order from an arbitration panel or court of competent jurisdiction which is binding upon Escrow Agent with respect to the disbursement or delivery of the subject matter of this escrow.

(b)                                 Arbitration.  Purchaser, the Company and Shareholder Representative shall use their best efforts to resolve disputes regarding the Escrow Amount.  If they are unable to resolve any dispute within thirty (30) days following notice thereof, the dispute shall be submitted for arbitration in accordance with the commercial arbitration rules of the American Arbitration Association except as specified herein.  The arbitration shall take place in Miami, Florida.  Notwithstanding anything contained herein to the contrary, the Escrow Agent shall not be made a party to the arbitration and shall have no obligation to insure that any of the provisions of this Agreement relating to the conduct of the arbitration are observed or followed. The arbitrator shall be chosen from among candidates supplied by the American Arbitration Association who have experience in matters relating to the acquisition and sale of business enterprises and business assets.

(c)                                  Scope of Arbitration.  The arbitration shall be limited to issues relating to the proper disposition of funds included in the Escrow Amount pursuant to the terms of this Agreement and the Purchase Agreement, as the case may be, and the arbitrator shall have no authority to determine, decide or resolve any other disputes, issues or disagreements arising with respect to this Agreement, the Purchase Agreement or the transactions contemplated thereunder.

(d)                                 Conduct of Arbitration.  The arbitrator shall substantially comply with the Federal Rules of Evidence; shall grant essential but limited discovery; shall provide for the exchange of witness lists and exhibit copies; and shall conduct a pretrial conference and consider dispositive motions.  Each party shall have the right to request the arbitrator to make findings of specific factual issues.  The arbitrator shall decide all issues and disputes in conformity with applicable law and shall have no authority to alter the terms of this Agreement or the Purchase Agreement. The arbitrator shall not have authority to award special, consequential, exemplary or punitive damages.  The arbitrator shall complete its proceedings and render its decision within forty (40) days after submission of the dispute to it, unless both parties agree to an extension.  Each party shall cooperate with the arbitrator to comply with procedural time requirements and the failure of either to do so shall entitle the arbitrator to extend the arbitration proceedings accordingly and to impose reasonable sanctions on the party responsible for the delay, payable to the other party.

(e)                                  Decision and Award.  The decision of the arbitrator shall be final and binding upon the parties and a judgment by a court of competent jurisdiction may be entered in accordance therewith.  The award may be appealed by the parties only upon such grounds as may exist under the Federal Arbitration Act, 9 U.S.C. ‘1 et seq.  If the arbitrator determines that a party has failed to act in good faith or with a reasonable basis in connection with the dispute, the arbitrator shall be entitled to award, against the party so acting, the fees and expenses of the arbitration and the costs and expenses incurred by the other party in connection with the arbitration, included but not limited to reasonable attorneys’ fees.  In the absence of such a finding, the fees and expenses of the arbitration shall be borne 50% by Purchaser and 50% by the Company, on the other (except that each party shall be solely responsible for the fees and expenses of its counsel and other professionals and experts retained by it).

(f)                                    Delivery of Award to Escrow Agent.  A copy of the arbitrator’s decision, or any court order enforcing it, may be delivered by either party to the Escrow Agent. If either party appeals the arbitrator’s award as permitted hereunder, the Escrow Agent shall not disburse the funds in dispute until written notice of the final resolution of such appeal is delivered by Purchaser, the Company or the Shareholder Representative.

6.                                       Termination of Escrow.  The escrow provided for hereunder shall terminate upon the earlier to occur of the following:

(a)                                  Upon the mutual written consent of the Purchaser, the Company and the Shareholder Representative (written notice of which shall be given jointly to the Escrow Agent); or

(b)                                 Upon the disbursement of all of the Escrow Fund pursuant to Section 3 of this Agreement.

7.                                       Escrow Agent.  In performing its duties under this Agreement or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall have no liability except for the Escrow Agent’s willful misconduct or gross negligence.  The Escrow Agent’s sole responsibility shall be for the safekeeping and disbursement of the Escrow Fund in accordance with the terms of this Agreement.  The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein or in any notice given to it under this Agreement in accordance with Section 12.  The Escrow Agent shall be entitled to rely upon and shall be protected in acting upon any request, instructions, statement or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or Parties purporting to sign the same and to conform to the provisions of this Agreement.  In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages.  The Escrow Agent shall not be obligated to take any legal action or to commence any proceeding in connection with the Escrow Fund, any account in which the Escrow Fund is deposited or this Agreement, or to appear in, prosecute or defend any such legal action or proceedings.  The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully protected from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel.  The Purchaser and the Company, jointly and severally, shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel; provided, however, the Purchaser and the Company agree that such fees and expenses shall be borne equally between the

Purchaser and the Company.  The Escrow Agent shall have no obligations or responsibilities in connection with the Purchase Agreement, or any other agreement between any other parties to the Purchase Agreement, other than this Agreement.

8.                                       Indemnification.  From and at all times after the date of this Agreement, the Purchaser, the Company and the Shareholder Representative, jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, without limitation, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party.  If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Purchaser, the Company and the Shareholder Representative in writing, and such Indemnified Party shall assume the defense thereof, including the employment of counsel; provided, however, that such counsel shall be reasonably acceptable to the Purchaser, the Company and the Shareholder Representative, and the Purchaser and the Company shall be responsible for the expenses of such counsel referred to in the foregoing sentence.  All such fees and expenses payable by the Purchaser or the Company pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim.  All of the foregoing losses, damages, costs and expenses of the Indemnified Parties shall be payable by the Purchaser and the Company, jointly and severally, upon demand by such Indemnified Party.  As between the Purchaser and the Company, such losses, damages, costs and expenses shall be borne equally between the Purchaser and the Company.  The obligations of the Purchaser and the Company under this Section 8 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

The Parties agree that neither the payment by the Purchaser or the Company of any claim by the Escrow Agent for indemnification hereunder nor the disbursement of any amounts to the Escrow Agent from the Escrow Fund in respect of a claim by the Escrow Agent for indemnification shall impair, limit, modify, or affect, as between the Purchaser and the Company, the respective rights and obligations of the Company, on the one hand, and the Purchaser, on the other hand, under this Agreement.  The Company and the Purchaser agree among themselves that any obligation for indemnification under this Section 8 shall be borne by the Company and the Purchaser in proportion to the Company’s and the Purchaser’s respective responsibility, if any, of such loss, damage, liability, cost or expense for which the Escrow Agent is entitled to indemnification, the causation to be determined by mutual agreement, arbitration (if both the Purchaser and the Company agree in writing to submit the dispute to arbitration) or litigation; provided, however, that if no such Party is determined to be responsible for such loss, damage, liability, cost or expense, any obligation for indemnification under this Section 8 shall be borne equally between the Purchaser and the Company.

9.                                       Disputes.  If, at any time, there shall exist any dispute between the Purchaser, the Company or the Shareholder Representative with respect to the holding or disposition of any portion of the Escrow Fund or any other obligations of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Fund or the Escrow Agent’s proper actions with respect to its obligations hereunder, or if the Purchaser, the Company and the Shareholder Representative have not, within 30 calendar days of the furnishing by the Escrow Agent of a notice of resignation pursuant to Section 10 below, appointed a successor escrow agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions:

(a)                                  suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor escrow agent shall have been appointed (as the case may be) as evidenced by written instructions executed by the Purchaser, the Company and the Shareholder Representative;

(b)                                 petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Florida, for instructions with respect to such dispute or uncertainty, and pay into or deposit with such court all disputed escrow amounts held by it in the Escrow Fund for holding and disposition in accordance with the instructions of such court.

The Escrow Agent shall have no liability to the Purchaser, the Company or the Shareholder Representative or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Fund or any delay in or with respect to any other action required or requested of the Escrow Agent.

10.                                 Resignation of Escrow Agent.  The Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten business days’ prior written notice to the Purchaser, the Company and the Shareholder Representative or may be removed, with or without cause, by the Purchaser, the Company and the Shareholder Representative, acting jointly, at any time by the giving of ten business days’ prior written notice to the Escrow Agent.  Such resignation or removal shall take effect upon the appointment of a successor escrow agent as provided herein.  Upon any such notice of resignation or removal, the Purchaser, the Company and the Shareholder Representative, acting jointly, shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000, unless otherwise agreed by the Purchaser, the Company and the Shareholder Representative as evidenced by written instructions executed by the Purchaser, the Company and the Shareholder Representative.  Upon the acceptance in writing of any appointment as the Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as the Escrow Agent hereunder prior to such succession.  After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Escrow Agent under this Agreement.

11.                                 Fees.  The Purchaser and the Company shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys’ fees, travel expenses, telephone and facsimile transmission costs, postage, copying charges and the like (collectively, the “Fees”).  All of the compensation and reimbursement obligations set forth in this Section 11 shall be payable upon demand by the Escrow Agent and, with respect to the Escrow Agent, shall be a joint and several obligation of the Purchaser and the Company.  The Purchaser and the Company agree that the Fees shall be borne equally between the Purchaser and the Company.  The obligations of the Purchaser and the Company under this Section 11 shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent.

12.                                 Notices.  All notices, communications and deliveries under this Agreement will be made in writing signed by or on behalf of the party making the same, will specify the Section under this Agreement pursuant to which it is given or being made, and will be delivered personally or sent by first class registered or certified mail (return receipt requested) or by a national overnight courier service, in each case to the appropriate addresses set forth below (or to such other address as a Party may designate by notice to the other Parties):

(a)                                  If to the Purchaser:                                         Tri-S Security Corporation

3700 Mansell Rd., Ste. 220

Alpharetta, GA 30022

Attn: Ronald G. Farrell

Tel:  770-625-4945

Fax: 770-625-4946

with a copy to (which shall not constitute notice to the Purchaser):

Steven E. Fox, Esq.

Rogers & Hardin LLP

2700 International Tower, Peachtree Center

220 Peachtree Street, NE

Atlanta, GA 30303

Tel: 404-522-4700

Fax: 404-525-2224

(b)                                 If to the Company or Shareholder Representative:

David Shopay

10145 N.W. 19th Street

Miami, Florida 33172

Tel:  (305) 592-9747

Fax: (305) 592-0338

(c)                                  If to the Escrow Agent:

Charles J. Rennert, Esq.

Berman Rennert Vogel & Mandler, P.A.

100 SE 2nd Street, Suite 2900

Miami, Florida 33131

Tel: 305-577-4171

Fax: 305-347-6463

or to such other representative or at such other address of a party as such party may furnish to the other parties in writing.  Any such notice, communication or delivery shall be deemed given or made (a) on the date of delivery, if delivered in person, (b) upon transmission by facsimile if receipt is confirmed by telephone, (c) on the first Business Day following delivery to a national overnight courier service, or (d) on the fifth Business Day following it being mailed by registered or certified mail.

13.                                 Assignment; Successors in Interest.  No assignment or transfer by any Party of such Party’s rights and obligations under this Agreement will be made except with the prior written consent of the other Parties to this Agreement.  This Agreement will be binding upon and will inure to the benefit of the Parties and their successors and permitted assigns, and any reference to a Party will also be a reference to a successor or permitted assign.

14.                                 Number; Gender.  Whenever the context so requires, the singular number will include the plural and the plural will include the singular, and the gender of any pronoun will include the other genders.

15.                                 Captions.  The titles, captions and table of contents contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.  Unless otherwise specified to the contrary, all references to Articles and Sections are references to Articles and Sections of this Agreement.

16.                                 Controlling Law; Amendment.  This Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of Florida without reference to its choice of law rules.  This Agreement may not be amended, modified or supplemented except by written agreement of the Parties.

17.                                 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

18.                                 Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one (1) of such counterparts. If any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

19.                                 Waiver.  Any agreement on the part of a Party to any extension or waiver of any provision of this Agreement will be valid only if set forth in an instrument in writing signed on behalf of such Party.  A waiver by a Party of the performance of any covenant, agreement, obligation, condition, representation or warranty will not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty.  A waiver by any Party of the performance of any act will not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

20.                                 Integration.  This Agreement and the documents executed pursuant to this Agreement supersede all negotiations, agreements and understandings among the Parties with respect to the subject matter of this Agreement.

21.                                 Miscellaneous.  The Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof.  The Purchaser and the Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Amount (other than taxes related to fees paid to the Escrow Agent hereunder) incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes.   The Purchaser and the Company agree that such expenses shall be borne equally between the Purchaser and the Company.  Any payments of income from this Escrow Amount shall be subject to withholding regulations then in force with respect to United States taxes.  The Purchaser and the Company will provide the Escrow Agent with appropriate W-9 forms for tax I.D..  This paragraph shall survive notwithstanding any termination of this Agreement or the resignation or removal of the Escrow Agent.  Each Party hereby represents and warrants (a) that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Agreement by the Parties does not and will not violate any applicable law or regulation.

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement, or caused this Agreement to be executed and delivered, all as of the date first written above.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Name:	Ronald G. Farrell
Title:	Chief Executive Officer

THE CORNWALL GROUP, INC.

By:	/s/ David Shopay
Name:	David Shopay
Title:	Chief Executive Officer

SHAREHOLDER REPRESENTATIVE:

/s/ David Shopay
DAVID SHOPAY

ESCROW AGENT:
BERMAN RENNERT VOGEL & MANDLER, P.A.

By:	/s/ Charles Rennert
Name:	Charles Rennert
Title:	Vice President